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                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY

    By signing below, I hereby constitute and appoint Ronald M. Miller, Dr. James E. Ashton and Christopher M. Kelly, Esq. my true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments in my name and behalf in my capacities as director and/or officer of Precision Partners, Inc., a Delaware corporation, Mid State Machine Products, a Maine corporation, Galaxy Industries Corporation, a Michigan corporation, Certified Fabricators, Inc., a California corporation, Nationwide Precision Products Corp., a New York corporation, General Automation, an Illinois corporation, and Gillette Machine and Tool Co., Inc., a New York corporation (collectively, the "Companies" and each a "Company"), which said attorney and agent may deem necessary or advisable or which may be required to enable the applicable Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 (or any other appropriate form) for the purpose of registering pursuant to the Securities Act $100,000,000 of Precision
Partners, Inc.'s 12% Senior Subordinated Notes due 2009, including specifically, and the other Companies' guarantees thereof, but without limiting the generality of the foregoing, the power and authority to sign for me, in my name and behalf in my capacities as director and/or officer of the applicable Company (individually or on behalf of such Company), such Registration Statement and any such abbreviated registration statement, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto and other instruments or documents in connection therewith, with the Securities and Exchange Commission, and hereby ratify and confirm all that said attorneys and agents, or any of them, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have executed this Power of Attorney as of March   ,
2000.

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

          /s/ DR. JAMES E. ASHTON                             /s/ RICHARD DETWEILER
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            Dr. James E. Ashton                                 Richard Detweiler

           /s/ MELVIN D. JOHNSON                              /s/ DAVID W. M. HARVEY
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             Melvin D. Johnson                                  David W. M. Harvey

           /s/ WILLIAM J. GUMINA                                /s/ RICHARD FAGAN
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             William J. Gumina                                    Richard Fagan

             /s/ JOHN F. MEGRUE                              /s/ BYRDELL C. GOLDSMITH
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               John F. Megrue                                  Byrdell C. Goldsmith

          /s/ S. DOUGLAS SUKEFORTH                            /s/ RONALD S. RICOTTA
-------------------------------------------        -------------------------------------------
            S. Douglas Sukeforth                                Ronald S. Ricotta

           /s/ EDWARD R. GAJEWSKI                             /s/ DARREN J. GILLETTE
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             Edward R. Gajewski                                 Darren J. Gillette
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